Exhibit 10(b)

CADBURY SCHWEPPES	CADBURY SCHWEPPES PUBLIC LIMITED COMPANY

REGISTERED IN ENGLAND NO. 52457

REGISTERED OFFICE:
25 BERKELEY SQUARE LONDON W1J 6HB

3 April 2002

Securities and Exchange Commission
450 5th Street, N.W.
Washington DC 20549

Re:	Exhibit 10b to Annual Report on Form 20-F: Representations Received from Arthur Andersen LLP

Ladies and Gentlemen:

Cadbury Schweppes public limited company (“CS”) has received a representation letter from Arthur Andersen LLP (“Andersen”), CS’s independent public accountants, in connection with the issuance of Andersen’s audit report incorporated by reference in CS’s Annual Report on this Form 20-F. In its letter, Andersen has represented to CS that its audit of the consolidated financial statements of CS referenced in its audit report was subject to Andersen’s quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, and that there was appropriate continuity of Andersen personnel working on the audit, availability of the U.S. national office consultation, and availability of personnel at foreign affiliates of Andersen to conduct relevant portions of the audit.

Very truly yours

/s/ D J Kappler

D J Kappler
Chief Financial Officer